EXHIBIT 99.1

                           TRILECTRON INDUSTRIES, INC.
                            CONDENSED BALANCE SHEETS

                                     ASSETS
                                   (Unaudited)

                                                July 31,       December 31,
                                                  1996             1995
                                              -----------      -----------
Current assets:

  Cash                                        $    74,803      $     1,591
  Accounts receivable, net of
    allowance of $33,000                        2,746,443        2,009,028
  Inventory                                     7,090,123        4,928,804
  Cost and estimated earnings in
    excess of billings on un-
    completed contracts                                            490,616
  Other                                            24,868           36,248
                                              -----------      -----------
    Total current assets                        9,936,237        7,466,287
                                              -----------      -----------

Property, plant and equipment                     909,650        1,043,908
  Less accumulated depreciation                   659,799          811,729
                                              -----------      -----------
    Property, plant and equipment,
      net                                         249,851          232,179
Other assets                                       32,025           72,856
                                              -----------      -----------
    Total assets                              $10,218,113      $ 7,771,322
                                              ===========      ===========

                      LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities
  Revolving line of credit and
    notes payable                             $ 1,850,000      $    829,914
  Current maturities of long-
    term debt                                     156,996           156,996
  Trade accounts payable                        2,334,587         1,516,429
  Accrued expenses and other
    current liabilities                           851,784           464,777
  Billings in excess of costs
    and estimated earnings
    on uncompleted contracts                                        183,591
  Advances from customers                             158            81,909
                                              -----------      ------------
    Total current liabilities                   5,193,525         3,233,616
                                              -----------      ------------

Long-term debt                                    170,099           261,680
Commitments and contingencies:
Shareholders equity:

  Common stock                                      5,000             5,000
  Capital in excess of par value                    8,300             8,300
  Retained earnings                             4,841,189         4,262,726
                                              -----------      -------------
    Total shareholders' equity                  4,854,489         4,276,026
                                              -----------      -------------
    Total liabilities and
      shareholders' equity                    $10,218,113      $  7,771,322
                                              ===========      =============


See notes to consolidated financial statements.

                           TRILECTRON INDUSTRIES, INC.
                 CONDENSED STATEMENTS OF OPERATIONS - UNAUDITED

                                              Nine months ended July 31,
                                                 1996           1995
                                             ---------------------------
Net sales                                    $12,007,733     $12,010,514
                                             -----------     -----------

Operating costs and expenses:

Cost of sales                                  8,941,368      10,004,331
Selling, general and administrative
  expenses                                     1,886,006       1,572,984
                                             -----------     -----------

Total operating costs and expenses            10,827,374      11,577,315
                                             -----------     -----------

Income from operations                         1,180,359         433,199

Interest expense                                 (91,458)        (44,643)
Interest and other income                            109             920
                                             -----------     -----------

Income from continuing operations
  before income taxes                          1,089,010         389,476

Income tax expense                                     0               0
                                             -----------     -----------

Net income                                   $ 1,089,010     $   389,476
                                             ===========     ===========


See notes to consolidated condensed financial statements.

                           TRILECTRON INDUSTRIES, INC.
                 CONDENSED STATEMENTS OF CASH FLOWS - UNAUDITED

                                                      Nine months ended July 31,
                                                        1996             1995
                                                     ---------------------------
Cash flows from operating activities:

  Net income                                        $ 1,089,010     $   389,476
                                                    -----------     -----------
  Adjustments to reconcile net income
    to cash provided by operating
    activities:

      Depreciation and amortization                      48,923          70,645
      (Increase) decrease in operating assets
      Restricted cash                                         0             520
      Accounts receivable                            (1,007,074)       (360,376)
      Inventory                                      (1,844,715)       (772,878)
      Costs and estimated earnings in
        excess of billings                               65,544         338,413
      Other current assets                              164,017        (106,268)
      Prepaid royalty fees                              (29,169)              0
      Security deposits and other assets                      0           1,308
      Increase (decrease) in operating
        liabilities

      Accounts payable and accrued expenses           1,473,926         860,974
      Billings in excess of costs and
           earnings on uncompleted contracts                  0               0
      Advances from customers                          (248,201)       (292,967)
                                                    -----------     -----------
        Total adjustments                            (1,376,749)       (260,629)
                                                    -----------     -----------
        Net cash provided by (used
          in) operating activities                     (287,739)        128,847
                                                    -----------     -----------

Cash flows from investing activities:
  Acquisitions of property, equipment
    and improvements                                   (128,012)        (59,506)
                                                    -----------     -----------
      Net cash (used in) investing
        activities                                     (128,012)        (59,506)
                                                    -----------     -----------
Cash flows from financing activities:
  Proceeds from revolving line of credit              1,099,220         450,000
  Principal payments on term loan                      (117,747)       (117,747)
  Dividend paid                                        (508,147)       (389,965)
                                                    -----------     -----------
  Net cash provided by (used in)
    financing activities                                473,326         (57,712)
                                                    -----------     -----------

Net Increase in cash                                     57,575          11,629
Cash, beginning of year                                  17,228         133,338
                                                    -----------     -----------
Cash, end of year                                   $    74,803     $   144,966
                                                    ===========     ===========

Supplementary disclosure of cash
  flow information:
  Interest paid                                     $    99,259     $    31,313
                                                    ===========     ===========




See notes to consolidated condensed financial statements.

                           TRILECTRON INDUSTRIES, INC.
               NOTES TO CONDENSED FINANCIAL STATEMENTS - UNAUDITED
                                  JULY 31, 1996

1. The accompanying unaudited condensed financial statements have been prepared as interim financial statements as of and for the nine months ended July 31, 1996, consisting of the first seven months of the Company's fiscal 1996 and the last two months of the Company's fiscal 1995. Therefore, the accompanying unaudited condensed financial statements do not include all information and footnotes normally included in annual financial statements and should be read in conjunction with the financial statements for the year ended December 31, 1995. In the opinion of management, the unaudited condensed financial statements contain all adjustments (consisting of only normal recurring accruals) necessary for a fair presentation of the condensed balance sheets and condensed statements of operations and cash flow for such interim periods presented. The results of operations for the nine months ended July 31, 1996 are not necessarily indicative of the results which may be expected for the entire fiscal year.

2.   Inventories are comprised of the following:

                                           JULY 31, 1996     OCTOBER 31, 1995
                                           -------------     ----------------
Finished products................          $     662,781     $        621,032
Work in process..................              1,593,140            1,070,751
Materials, parts, assemblies
  and supplies...................              4,834,202            3,237,021
                                           -------------     ----------------
Total inventories................          $   7,090,123     $      4,928,804
                                           =============     ================

3. Supplemental disclosures of cash flow information for the nine months ended July 31, 1996 and 1995 are as follows:

         Cash paid for interest was $99,259 and $31,313 in fiscal 1996 and 1995, respectively.

         Fiscal 1996 non-cash, investing and financing activities include purchases of property, plant and equipment totaling $128,012, proceeds from a revolving line of credit totaling $1,099,220, $508,147 of dividends paid and $117,747 of long-term debt payments.